Share-Based Compensation	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Share-Based Compensation
24. SHARE-BASED COMPENSATION
The Group maintains the 2020 Equity Incentive Plan (the “EIP” or “2020 Plan”) and its predecessor, the 2018 Equity Incentive Plan (the “2018 Plan”). The Group also has outstanding awards under a 2018 Equity Incentive Agreement (“2018 EIA”) and a 2009 Stock Option Agreement (“2009 SOA”).
The EIP
The 2020 Plan was approved the Company’s Board of Directors on December 21, 2020. Awards under the 2018 Plan have been amended and are now subject to the same terms as the 2020 Plan. Subsequently, on January 27, 2021, the Company registered 30,800,000 ordinary shares available for issuance under the 2020 Plan, including in respect of previously granted awards. The EIP authorizes the grant of equity awards in the form of restricted share units (“RSUs”), share appreciation rights (“SARs”) or stock options (“Options”) to employees, consultants and advisors of the Group.
Under the 2020 Plan, all awards will expire on the tenth anniversary of the date of grant or, in the case of an award that has vested but not lapsed, if earlier, 90 days after the date on which the recipient ceases to be an eligible participant. All vested awards remain exercisable until delivery of an acquisition notice by participant to the Company. Awards under the 2020 Plan generally vest over a four-year period. 1/16 of each award vests at the end of each calendar quarter following the grant of the award. Awards provide the participant with the right to receive ADSs (while ADSs remain listed) immediately upon vesting or any other date after the vesting.
2018 EIA
The 2018 EIA represents a share option agreement between the Company and Mr. Shulgin, Chief Executive Officer of the Company’s key operating subsidiary, Internet Solutions LLC, to purchase, in whole or in part, subject to vesting and other terms, at his voluntary decision or mandatory upon occurrence of some events such as control stake sale transaction as defined in the Company’s articles of association or on the tenth anniversary from the award date up to 1,058,275 ordinary shares of the Company. The exercise price per option will be determined by a certain formula based on a total exercise price of USD 4 million and 8% p.a. interest rate. The option has vested but has not been exercised as of the date of these consolidated financial statements. The shares can be acquired by the payment of the exercise price or on a net basis by forfeiting rights to a portion of shares.

2009 SOA
The 2009 SOA is an agreement made between the Company and its former CEO, Bernard Lukey, giving Mr. Lukey the right to purchase up to 500,000 ordinary shares exercisable after a vesting period, which has now been completed, and up to June 10, 2021 at an exercise price of USD 1.95304 per share.
Awards are, other than upon retirement or in exceptional circumstances, subject to the condition that the contractual arrangement with the recipient remains in place at the time of exercise. No amounts are paid or payable by the recipient on receipt of the award, except for purchase price of USD 1.5 million paid in 2018 by the participant under the 2018 EIA. The awards do not carry voting rights. The number of shares to which each award relates and the vesting conditions of awards granted to participants are approved by the Board of Directors.

The following table reconciles awards outstanding at the beginning and the end of the year:

		Options		SARs		RSUs
	Weighted average remaining contractual life (in years)	Quantity	Weighted average exercise price per share, RUB	Quantity	Weighted average exercise price per share, RUB	Quantity	Weighted average grant date fair value per share
As at December 31, 2018	8.6	1,558,275	240	833,650	258	4,905,000	324

Granted	—	—	—	—	—	3,207,875	428
Forfeited	—	—	—	(180,750)	260	(1,795,000)	340

As at December 31, 2019	8.2	1,558,275	240	652,900	257	6,317,875	364

Granted	—	—	—	—	—	5,288,725	1,713
Exercised	—	—	—	(8,050)	260	(187,850)	326
Forfeited	—	—	—	(121,036)	258	(1,008,163)	411

As at December 31, 2020	8.2	1,558,275	240	523,814	257	10,410,587	1,047

Exercisable as at December 31, 2020	6.8	1,558,275	240	506,494	257	3,140,056	355

Stock-based compensation expense
Stock-based compensation expense is allocated based on the cost center to which the award holder belongs. The following table summarizes total stock-based compensation expense / (reversal) by function for the years ended December 31, 2020, 2019 and 2018.

	2020	2019	2018
Fulfillment and delivery (note 6)	53	19	(18)
Sales and marketing (note 7)	81	14	(42)
Technology and content (note 8)	152	16	18
General and administrative (note 9)	358	141	124

	644	190	82

Measurement of fair values
The fair values of awards have been measured using the Black-Scholes model. The weighted average inputs used in the measurement of the fair values at grant date of the equity incentive plans for the years ended December 31, 2020, 2019 and 2018 are the following:

	2020	2019	2018
Expected annual volatility	48%	45%	42%
Expected term, years	4	4	4
Dividend yield	None	None	None
Risk-free interest rate	5.7%	7.3%	7.4%
Expected volatility
. Because the Company’s shares are publicly traded since November 24, 2020, expected volatility has been estimated based on an analysis of the historical share price volatility of comparable public companies for a preceding period equal to 4 years.
Expected term.
The expected terms of the instruments have been based on general award holder behavior. Where relevant, the expected life has been adjusted based on management’s best estimate for the effects of non-transferability,
exercise restrictions and behavioral considerations.
Dividend yield.
Expected dividend yield is nil, the Company did not declare any dividends with respect to 2018, 2019 and 2020 and does not have any plans to pay dividends in the near term.
Risk-free rates
were assessed based on Russian government bonds yield for
RUB-denominated
awards and US Treasury bonds yield for
USD-denominated
awards.
Fair value of ordinary share
Subsequent to the Company’s IPO in November 2020, the fair value of ordinary share was determined on the grant date using the closing price of the Company’s ADS traded on Nasdaq.
Prior to the IPO, the absence of an active market for the Company’s ordinary shares required the Board of Directors, the members of which the Company believes have extensive business, finance and venture capital experience, to determine the fair value of its ordinary share to grant stock-based awards and to calculate stock-based compensation expense. The Company obtained contemporaneous third-party valuations to assist the Board of Directors in determining fair value.
Factors taken into consideration in assessing the fair value of the Company’s ordinary share included: the sale of the Company’s shares to investors in private offerings; the Company’s capital resources and financial condition; the likelihood and timing of achieving a qualifying event, such as an IPO or sale of the Company given prevailing market conditions; the Company’s historical operating and financial performance as well as the Company’s estimates of future financial performance; valuations of comparable companies; the hiring of key personnel; the status of the Company’s development, product introduction and sales efforts; industry information such as market growth and volume and macro-economic events; and, additional objective and subjective factors relating to its business.